Exhibit 99.1




                      [Deloitte & Touche LLP Letterhead]







May 18, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Wynn Resort, Limited's and Wynn Las Vegas, LLC's Form 8-K dated May 15, 2006, and have the following comments:

1. We agree with the statements made in paragraphs 1, 3, 4 (including bullet points (1) and (2)) 5 and 6.

2. We have no basis on which to agree or disagree with the statements made in paragraphs 2 and 7.


Yours truly,



/s/ Deloitte & Touche LLP